Exhibit 11.1

ContiFinancial Corporation
1st quarter EPS calculation


            Primary
Net Income                                       26,873,000

Weighted Average Shares
           1st Quarter                45,425,103
                      ---------------------------
              Average                           45,425,103

                                                 =========
           Year-to-date Primary EPS                  $0.59
                                                 =========


           Fully Diluted
Net Income                                       26,873,000

Weighted Average Shares
           1st Quarter                45,588,626
                      ---------------------------
              Average                            45,588,626

                                                 =========
           Year-to-date Primary EPS                   $0.59
                                                 =========

Exhibit 11.1

ContiFinancial Corporation
1st quarter EPS calculation

                               Primary
                                                                                                                        Weighted
                                                                                            # of shares    weighting  Ave. Shares
                                                                                            --------------  ---------  ---------


Continental Grain Shares                                                                       35,918,421        100% 35,918,421

Shares Issued in IPO                                                                            7,130,000        100%  7,130,000

Shares Acquired through exercise of options                                                         1,996        100%      1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                                 1,996        100%      1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                                53,220        100%     53,220

Shares Aquired Through Accelerated Vesting -11/19/96                                                3,990        100%      3,990

Shares Acquired through exercise of options - 1/23/97                                               5,991        100%      5,991

Shares Acquired through exercise of options - 2/19/97                                               3,395        100%      3,395

Shares Acquired through exercise of options - 4/11/97             11-Apr-97   30-Jun-97             5,328         88%      4,684

Shares Acquired through exercise of options - 4/30/97             30-Apr-97   30-Jun-97             5,326         67%      3,570

Shares Acquired through exercise of options - 5/9/97              09-May-97   30-Jun-97             2,995         57%      1,711

Vested Restricted Stock of former Employees                       02-Apr-97   30-Jun-97             5,328         98%      5,211

Vested Restricted Stock of former Employees                       11-Apr-97   30-Jun-97             5,321         88%      4,678

Secondary Equity Offering                                         29-May-97   30-Jun-97      3,220,000.00         35%  1,132,308


Effect of restricted shares:
           Effect from April 1-  June 30, 1997
                      Unamortized deferred comp. @ 3/31/97                   15,754,726
                      Unamortized deferred comp. @ 6/30/97                   14,415,108
                                                                             -----------
                                                                             30,169,834
                                                                             ===========


                      Average unamortized def. comp. during the period                              15,084,917.00

                      Tax benefit on assumed exercise:

                                                 Total Restricted Shares      1,243,168
                                                 Ave. Market Price (4/1-6/30)    32.103
                                                                             -----------
                                                 Value                       39,909,422
                                                                             ===========
                                                 Tax Effect (40%)            15,963,769
                                                 Tax Effect of compensation  10,442,611
                                                                             -----------
                                                                                                   5,521,157.72
                                                                                                 --------------

           Total Assumed Proceeds                                                                 20,606,074.72
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                      20,606,074.72
                      Ave. Market Price (4/1-6/30)                                                       32.103
                                                                                                 --------------
                                                 Number of Shares                                    641,873.80
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Restricted Shares                                                              1,243,168
                      Repurchase Shares                                                             641,873.80
                                                                                                 --------------
                                                 Incremental Shares                                 601,294.20     100%   601,294
                                                                                                 ==============




Effect of Options:


           Options Exercised:

                      Number of Options                                           5,328
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                 112,474.08

                      Tax Effect:
                                         Options Exercised                       5,328
                                         Ave. Market Price (from 4/1 - 4/11)    30.200
                                                                             -----------
                                         Value                                 160,906
                                                                             ===========
                                         Tax Effect (40.0%)                     64,362
                                         Tax Effect of compensation             44,990
                                                                             -----------
                                                                                                      19,372.61
                                                                                                 --------------

           Total Assumed Proceeds                                                                    131,846.69
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                         131,846.69
                      Ave. Market Price ( from 4/1 - 4/11)                                               30.200
                                                                                                 --------------
                                                 Number of Shares                                      4,365.78
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                       Granted Options                                                                  5,328.00
                       Repurchase Shares                                                                4,365.78
                                                                                                 --------------
                                                 Incremental Shares                                      962.22      12%       115
                                                                                                 ==============

           Options Exercised:

                      Number of Options                                           5,326
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                   112,431.86

                      Tax Effect:
                                            Options Exercised                     5,326
                                            Ave. Market Price(from 4/1 - 4/30)   28.989
                                                                             -----------
                                            Value                               154,395
                                                                             ===========
                                            Tax Effect (40.0%)                   61,758
                                            Tax Effect of compensation           44,973
                                                                             -----------
                                                                                                        16,785.42
                                                                                                   --------------

           Total Assumed Proceeds                                                                      129,217.28
                                                                                                   ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                           129,217.28
                      Ave. Market Price ( from 4/1 - 4/30)                                                 28.989
                                                                                                   --------------
                                                 Number of Shares                                        4,457.46
                                                                                                   ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                                    5,326.00
                      Repurchase Shares                                                                  4,457.46
                                                                                                   --------------
                                                 Incremental Shares                                        868.54     33%       287
                                                                                                   ==============

           Options Exercised:

                      Number of Options                                           2,995
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                    63,224.45

                      Tax Effect:
                                         Options Exercised                       2,995
                                         Ave. Market Price (from 4/1 - 5/09)    29.300
                                                                             -----------
                                         value                                  87,754
                                                                             ===========
                                         Tax Effect (40.0%)                     35,101
                                         Tax Effect of compensation             25,290
                                                                             -----------
                                                                                                         9,811.62
                                                                                                   --------------

           Total Assumed Proceeds                                                                       73,036.07
                                                                                                   ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                           73,036.07
                      Ave. Market Price (from 4/1 - 5/09)                                                29.300
                                                                                                  --------------
                                                 Number of Shares                                       2,492.70
                                                                                                  ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                                   2,995.00
                      Repurchase Shares                                                                 2,492.70
                                                                                                  --------------
                                                 Incremental Shares                                       502.30     43%       216
                                                                                                  ==============



           Options Remaining:

                      Number of Options, net of cancelled and exercised       2,686,783
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                               56,717,989.13

                      Tax Effect:
                                      Options Exercised                       2,686,783
                                      Ave. Market Price (from 4/1 - 6/30)        32.103
                                                                             -----------
                                      Value                                  86,253,795
                                                                             ===========
                                      Tax Effect (40%)                       34,501,518
                                      Tax Effect of compensation             22,687,196
                                                                             -----------
                                                                                                  11,814,322.21
                                                                                                 --------------

           Total Assumed Proceeds                                                                 68,532,311.34
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                      68,532,311.34
                      Ave. Market Price (from 4/1 - 6/30)                                                32.103
                                                                                                 --------------
                                                 Number of Shares                                  2,134,763.46
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                              2,686,783.00
                      Repurchase Shares                                                            2,134,763.46
                                                                                                 --------------
                                                 Incremental Shares                                  552,019.54     100%   552,020
                                                                                                 ==============


Weighted Average Shares                                                                                                  45,425,103
First quarter income                                                                                                     26,873,000
Primary Earnings Per Share                                                                                                     0.59

Exhibit 11.1

ContiFinancial Corporation
1st quarter EPS calculation

                      Fully Diluted
                                                                                                                  Weighted
                                                                                       # of shares    weighting  Ave. Shares
                                                                                      --------------  ---------  ---------

Continental Grain Shares                                                                 35,918,421        100%  35,918,421

Shares Issued in IPO                                                                      7,130,000        100%   7,130,000

Shares Acquired through exercise of options                                                   1,996        100%       1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                           1,996        100%       1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                          53,220        100%      53,220

Shares Aquired Through Accelerated Vesting -11/19/96                                          3,990        100%       3,990

Shares Acquired through exercise of options - 1/23/97                                         5,991        100%       5,991

Shares Acquired through exercise of options - 2/19/97                                         3,395        100%       3,395

Shares Acquired through exercise of options - 4/11/97              11-Apr-97 30-Jun-97        5,328         88%       4,684

Shares Acquired through exercise of options - 4/30/97              30-Apr-97 30-Jun-97        5,326         67%       3,570

Shares Acquired through exercise of options - 5/9/97               09-May-97 30-Jun-97        2,995         57%       1,711

Vested Restricted Stock of former Employees                        02-Apr-97 30-Jun-97        5,328         98%       5,211

Vested Restricted Stock of former Employees                        11-Apr-97 30-Jun-97        5,321         88%       4,678

Secondary Equity Offering                                          29-May-97 30-Jun-97    3,220,000         35%   1,132,308

Effect of Restricted Shares:
           Effect through June 30, 1997
           Assumed Proceeds:
                      Unamortized deferred comp. @ 6/30/97                                          14,415,108
                                                                                                 --------------

                      Tax benefit on assumed exercise:

                                             Total Restricted Shares          1,243,168
                                             Higher of Ave. Market Price
                                             (for quarter) or ending mkt price   36.500
                                                                             -----------
                                              Value                          45,375,632
                                                                             ===========
                                              Tax Effect (40%)               18,150,253
                                              Tax Effect of compensation     10,442,611
                                                                             -----------
                                                                                                   7,707,641.60
                                                                                                 --------------

           Total Assumed Proceeds                                                                 22,122,749.60
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                      22,122,749.60
                      Market Price (6/30)                                                                36.500
                                                                                                 --------------
                                                 Number of Shares                                    606,102.73
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Restricted Shares                                                              1,243,168
                      Repurchase Shares                                                             606,102.73
                                                                                                 --------------
                                                 Incremental Shares                                 637,065.27    100.00%  637,065
                                                                                                 ==============

Effect of Options:

           Options Exercised:

           Options Exercised:

                      Number of Options                                           5,328
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                112,474.08

                      Tax Effect:
                                                 Options Exercised                5,328
                                                 Price @ exercise date (4/11)
                                                 or avg higher of 20)            30.200
                                                                             -----------
                                                 Value                          160,906
                                                                             ===========
                                                 Tax Effect (40.0%)              64,362
                                                 Tax Effect of compensation      44,990
                                                                             -----------
                                                                                                      19,372.61
                                                                                                 --------------

           Total Assumed Proceeds                                                                    131,846.69
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                         131,846.69
                      Price @ exercise date (4/11) or avg (higher of 20)                                 30.200
                                                                                                 --------------
                                                 Number of Shares                                      4,365.78
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                                  5,328.00
                      Repurchase Shares                                                                4,365.78
                                                                                                 --------------
                                                 Incremental Shares                                      962.22      12%       115
                                                                                                 ==============

           Options Exercised:

                      Number of Options                                           5,326
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                   112,431.86

                      Tax Effect:
                                                 Options Exercised                5,326
                                                 Price @ exercise date (4/30)
                                                 or avg (higher of 2)            28,989
                                                                             -----------
                                                 Value                          154,395
                                                                             ===========
                                                 Tax Effect (40.0%)              61,758
                                                 Tax Effect of compensation      44,973
                                                                             -----------
                                                                                                      16,785.42
                                                                                                 --------------

           Total Assumed Proceeds                                                                    129,217.28
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                         129,217.28
                      Price @ exercise date (4/30) or avg (higher of 2)                                  28.989
                                                                                                 --------------
                                                 Number of Shares                                      4,457.46
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                                  5,326.00
                      Repurchase Shares                                                                4,457.46
                                                                                                 --------------
                                                 Incremental Shares                                      868.54      33%       287
                                                                                                 ==============

           Options Exercised:

                      Number of Options                                           2,995
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                                 63,224.45

                      Tax Effect:
                                                 Options Exercised                2,995
                                                 Price @ exercise date(5/9)
                                                 pr avg(higher of 2)            32.375
                                                                             -----------
                                                 Value                           96,963
                                                                             ===========
                                                 Tax Effect (40.0%)              38,785
                                                 Tax Effect of compensation      25,290
                                                                             -----------
                                                                                                     13,495.47
                                                                                                 --------------

           Total Assumed Proceeds                                                                    76,719.92
                                                                                                 ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                         76,719.92
                      Price @ exercise date(5/9) pr avg(higher of 2)                                    32.375
                                                                                                 --------------
                                                 Number of Shares                                     2,369.73
                                                                                                 ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                                 2,995.00
                      Repurchase Shares                                                               2,369.73
                                                                                                 --------------
                                                 Incremental Shares                                     625.27      43%       269
                                                                                                 ==============


           Options Remaining:

                      Number of Options                                       2,686,783
                      Offering Price                                              21.11
                                                                             -----------
                      Proceeds on exercising options                                            56,717,989.13

                      Tax Effect:
                                            Options Exercised                 2,686,783
                                            Higher of Ave. Market Price
                                            (for quarter)or ending mkt price     36.500
                                                                             -----------
                                             Estimated value                 98,067,580
                                                                             ===========
                                             Tax Effect (40%)                39,227,032
                                             Tax Effect of compensation      22,687,196
                                                                             -----------
                                                                                                16,539,836.15
                                                                                               --------------

           Total Assumed Proceeds                                                               73,257,825.28
                                                                                                ==============

           Repurchase Shares on Market
                      Total Assumed Proceeds                                                    73,257,825.28
                      Higher of Ave. Market Price (for month) or ending mkt price                      36.500
                                                                                               --------------
                                                 Number of Shares                                2,007,063.71
                                                                                               ==============

           Incremental Shares Considered to be Outstanding
                      Granted Options                                                            2,686,783.00
                      Repurchase Shares                                                          2,007,063.71
                                                                                               --------------
                                                 Incremental Shares                                679,719.29     100.00% 679,719
                                                                                               ==============


Weighted Average Shares                                                                                              45,588,626
First quarter income                                                                                                 26,873,000
                                                                                                                      =========
Fully Dilutive Earnings Per Share                                                                                          0.59
                                                                                                                      =========